GENERAL	6 Months Ended
Jun. 30, 2019
GENERAL [Abstract]
GENERAL
NOTE 1:-      GENERAL

a.
Compugen ("The Company") is a clinical-stage, therapeutic discovery and development company utilizing its proprietary computational discovery platforms to identify novel drug targets and develop first-in-class therapeutics in the field of cancer immunotherapy. The Company's therapeutic pipeline consists of immuno-oncology programs against novel drug targets it has discovered, including T cell immune checkpoints and other early-stage immuno-oncology programs focused largely on myeloid targets. The Company’s business model is to enter into collaborations for its novel targets and related drug product candidates at various stages of research and development.

b.	The Company is headquartered in Holon, Israel. Its clinical development and business development activities operate from its United States subsidiary in South San Francisco, CA.

c.
The Company has incurred losses in the amount of $ 14,385 during the six months ended June 30, 2019, has an accumulated deficit of $ 345,226 as of June 30, 2019 and has accumulated negative cash flow from operating activities amounted to $ 16,414 for the six months ended June 30, 2019. On February 26, 2019, the Company announced a corporate restructuring to reduce costs by consolidating and streamlining R&D operations. The restructuring includes reducing its workforce by 35%, consolidating R&D activities in one location in Israel and outsourcing certain preclinical activities to third-party service providers. The Company believes that its existing capital resources together with the anticipated cost reductions will be adequate to satisfy its expected liquidity requirements beyond the third quarter of 2020.

d.
On August 5, 2013, the Company entered into a Research and Development Collaboration and License Agreement ("Bayer Agreement") with Bayer Pharma AG ("Bayer") for the research, development, and commercialization of antibody-based therapeutics for antibody-based therapeutics against two novel Compugen-discovered immune checkpoint regulators.

Under the terms of the Bayer Agreement, the Company received an upfront payment of $ 10,000, and, following the return of the CGEN 15022 program in 2017, is eligible to receive an aggregate of over $ 250,000 in potential milestone payments, not including aggregate milestone payments of approximately $ 23,000 received to date. Additionally, the Company is eligible to receive mid- to high single digit royalties on global net sales of any approved products under the collaboration.

Pursuant to the terms of Bayer Agreement, BAY 1905254 program (formerly CGEN-15001T) was transferred to Bayer’s full control for further preclinical and clinical development activities, and worldwide commercialization under milestone and royalty bearing licenses from Compugen.

e.
Effective March 30, 2018, the Company entered into an exclusive license agreement with MedImmune Limited, the global biologics research and development arm of AstraZeneca (“AstraZeneca”) to enable the development of bi-specific and multi-specific immuno-oncology antibody products. Under the terms of the agreement, Compugen provided an exclusive license to AstraZeneca for the development of bi-specific and multi-specific antibody products derived from a Compugen pipeline program. AstraZeneca has the right to create multiple products under this license and will be solely responsible for all research, development and commercial activities under the agreement. Compugen received a $10,000 upfront payment and is eligible to receive up to $200,000 in development, regulatory and commercial milestones for the first product as well as tiered royalties on future product sales. If additional products are developed, additional milestones and royalties would be due to Compugen for each product.

f.
On October 10, 2018, the Company entered into a Master Clinical Trial Collaboration Agreement (the “Master Clinical Agreement”) with Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) to evaluate the safety and tolerability of Compugen’s COM701 in combination with Bristol-Myers Squibbs’ programmed death-1 (PD-1) immune checkpoint inhibitor Opdivo® (nivolumab), in patients with advanced solid tumors. Pursuant to the Master Clinical Agreement, Compugen is responsible for and will continue sponsoring the ongoing two-part Phase 1 trial, which includes the evaluation of the combination of COM701 and Opdivo®. The collaboration is also designed to address potential future combinations, including trials sponsored by Bristol-Myers Squibb to investigate combined inhibition of checkpoint mechanisms, such as PVRIG and TIGIT. Bristol-Myers Squibb and Compugen will each supply the other company with its own compound for the other party’s study, and otherwise each party will be responsible for all costs associated with the study that it is conducting.

In conjunction with the signing of the Master Clinical  Agreement, Bristol-Myers Squibb made a $ 12,000 investment in Compugen, see Note 6a.